SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2003

Anika Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification No.)

160 New Boston Street, Woburn, Massachusetts		01801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 932-6616

ITEM 7:  FINANCIAL STATEMTENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibits

Exhibit 99.1 — Press Release of Anika Therapeutics, Inc. dated November 6, 2003.

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2003, Anika Therapeutics, Inc. issued a press release (“Press Release”) announcing its financial results for the third quarter of 2003.  A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Such information, including the exhibits attached hereto, shall not be deemed filed for any purpose, including for purposes of, Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Woburn, Massachusetts on November 7, 2003.

ANIKA THERAPEUTICS, INC.

November 7, 2003	By:	/s/ Charles H. Sherwood
Charles H. Sherwood, Ph.D. Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Anika Therapeutics, Inc. dated November 6, 2003